                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  1.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     2167
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $    19756
  CC) 1. Net unrealized appreciation during the period --- $    37047
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     5427
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1878,0,
						  	0.0404,0.2486
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  2.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      780
  AA) Realized capital gains ----------------------------- $       41
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      401
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      784
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.2317,0.1868,
							       0.1865,0.2564
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  3.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     4441
  AA) Realized capital gains ----------------------------- $     3257
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     1118
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     4726
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     1950
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.2322,0.1848,
							       0.1839,0.2478
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.1006,0.1006,
							       0.1006,0.1006
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  4.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $       25
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     3109
  CC) 1. Net unrealized appreciation during the period --- $     3339
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      212
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0669,0,
							       0,0.1073
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,
							       0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  5.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     1616
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     4751
  CC) 1. Net unrealized appreciation during the period --- $     8275
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     4262
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.4147,0.2437,
							       0.2988,0.4681
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  6.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     1347
  AA) Realized capital gains ----------------------------- $        1
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1347
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0053
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  7.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        7
   Z) Net investment income ------------------------------ $     1047
  AA) Realized capital gains ----------------------------- $      366
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      651
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1129
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $       58
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.2072,0.1710,
							       0.1609,0.2228
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0104,0.0104,
							       0.0104,0.0104
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  8.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        2
   Z) Net investment income ------------------------------ $       39
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     6780
  CC) 1. Net unrealized appreciation during the period --- $     4833
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      399
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0656,0,
							     0.0157,0.1000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  9.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 10.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        7
   Z) Net investment income ------------------------------ $      -67
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     1630
  CC) 1. Net unrealized appreciation during the period --- $     1203
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000,0,0,0
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 11.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     -298
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     6538
  CC) 1. Net unrealized appreciation during the period --- $    14888
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.00000,0,0,0
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 12.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        4
   Z) Net investment income ------------------------------ $     3967
  AA) Realized capital gains ----------------------------- $     1672
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     1858
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     3976
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1639,0.1320,
								0.1323
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 13.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      213
  AA) Realized capital gains ----------------------------- $     1668
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     3606
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      516
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0891,0,
							       0.0278,0.1141
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 14.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        5
   Z) Net investment income ------------------------------ $      -24
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     6425
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        3
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000,0,0,0
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 15.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 16.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       18
   Z) Net investment income ------------------------------ $       49
  AA) Realized capital gains ----------------------------- $       59
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $       81
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $       65
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0288,0,
							       0,0.0525
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 17.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       28
   Z) Net investment income ------------------------------ $      713
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $    11054
  CC) 1. Net unrealized appreciation during the period --- $    12323
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      712
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 18.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       21
   Z) Net investment income ------------------------------ $      -23
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     2405
  CC) 1. Net unrealized appreciation during the period --- $     2716
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $       61
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 19.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 20.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       16
   Z) Net investment income ------------------------------ $      132
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $    12913
  CC) 1. Net unrealized appreciation during the period --- $    13819
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      314
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 21.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       20
   Z) Net investment income ------------------------------ $       11
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      511
  CC) 1. Net unrealized appreciation during the period --- $      712
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $       26
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0192,0,
							       0,0.0408
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 22.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       18
   Z) Net investment income ------------------------------ $      113
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      711
  CC) 1. Net unrealized appreciation during the period --- $     1040
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      239
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1443,0.0740,
							       0.0436,0.1677
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 23.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       21
   Z) Net investment income ------------------------------ $        6
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      845
  CC) 1. Net unrealized appreciation during the period --- $      676
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $       44
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0352,0.0026,
							       0,0.0491
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000,0,0,0
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34
                                                          This page being
(Continued from Screen 35)                                filed for series  1.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     2264
   P) Amounts owed to affiliated persons --------------------------- $      303
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    26553
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   539258
   U) 1. Number of shares outstanding ------------------------------      12398
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --$ 20.91,20.04,19.89,20.83
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------      12733,2639,482,48
   Y) Total value of assets in segregated accounts ----------------- $     8914
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  2.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       26
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       44
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    45928
   U) 1. Number of shares outstanding ------------------------------       3113
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) -- $12.11,12.11,12.10,13.09
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts --------------        965,127,70,3
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  3.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    80443
   P) Amounts owed to affiliated persons --------------------------- $      166
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    35396
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   274712
   U) 1. Number of shares outstanding ------------------------------      13065
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --$12.73,12.74,12.75,12.73
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts --------------       3339,311,160,26
   Y) Total value of assets in segregated accounts ----------------- $    23590
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  4.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      556
   P) Amounts owed to affiliated persons --------------------------- $       37
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      798
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    35708
   U) 1. Number of shares outstanding ------------------------------       1765
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) ---$13.41,12.51,12.60,13.45
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts ---------       3627,257,94,8
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  5.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    16193
   P) Amounts owed to affiliated persons --------------------------- $       97
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       97
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   196434
   U) 1. Number of shares outstanding ------------------------------       5054
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --$19.42,18.90,18.61,19.45
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -----       4524,1127,182,20
   Y) Total value of assets in segregated accounts ----------------- $     6322
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  6.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $      101
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      765
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   256126
   U) 1. Number of shares outstanding ------------------------------     256081
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     1.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   1.0002
   X) Total number of shareholder accounts -----------------       6684,211,23
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  7.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      603
   P) Amounts owed to affiliated persons --------------------------- $       27
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    16288
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    77415
   U) 1. Number of shares outstanding ------------------------------       5347
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) - $12.13,12.11,12.11,12.09
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts --------       1893,408,340,6
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  8.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1603
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     2089
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    46366
   U) 1. Number of shares outstanding ------------------------------       2360
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) - $ 8.69,8.20,8.23,8.79
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts ------       1374,218, 145,20
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  9.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 10.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       91
   P) Amounts owed to affiliated persons --------------------------- $       20
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     1388
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    25125
   U) 1. Number of shares outstanding ------------------------------       2776
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) - $7.40,6.71, 6.71,8.14
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts ----       1757,777,108,3
   Y) Total value of assets in segregated accounts ----------------- $      142
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 11.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $      164
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    24440
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   264277
   U) 1. Number of shares outstanding ------------------------------       8165
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) - $19.35,18.44,18.45,19.61
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -----      10326,3616,1480,207
   Y) Total value of assets in segregated accounts ----------------- $     1468
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 12.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     3883
   P) Amounts owed to affiliated persons --------------------------- $      596
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    59138
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   221430
   U) 1. Number of shares outstanding ------------------------------      23437
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) ------- $ 8.93,9.01,9.03
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts ----------       9083,1028,123
   Y) Total value of assets in segregated accounts ----------------- $    63758
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 13.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      336
   P) Amounts owed to affiliated persons --------------------------- $       44
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      588
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    60850
   U) 1. Number of shares outstanding ------------------------------       5000
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --- $ 8.49,8.16,8.14,8.97
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -----       3587,1835,251,7
   Y) Total value of assets in segregated accounts ----------------- $     2323
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 14.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      882
   P) Amounts owed to affiliated persons --------------------------- $       56
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    12021
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    73182
   U) 1. Number of shares outstanding ------------------------------       3904
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --$10.58,10.24,10.21,10.68
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------       2325,1292,809,27
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 15.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 16.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       40
   P) Amounts owed to affiliated persons --------------------------- $       12
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      298
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    13194
   U) 1. Number of shares outstanding ------------------------------        331
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) ---$8.85,8.70,8.64,8.86
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts ----------        333,114,59,4
   Y) Total value of assets in segregated accounts ----------------- $       53
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 17.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       27
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     5056
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $       38
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 18.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       15
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     1774
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 19.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 20.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       15
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     7328
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        5
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 21.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       57
   P) Amounts owed to affiliated persons --------------------------- $        7
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     2290
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $     8324
   U) 1. Number of shares outstanding ------------------------------       1316
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --- $6.00,5.91,5.89,6.02
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts ------        318,65,23,3
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 22.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       52
   P) Amounts owed to affiliated persons --------------------------- $       10
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       28
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    13811
   U) 1. Number of shares outstanding ------------------------------       1656
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) -- $ 7.89,7.86,7.90,7.90
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts --------        387,104,32,3
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 23.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       45
   P) Amounts owed to affiliated persons --------------------------- $        4
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $     6364
   U) 1. Number of shares outstanding ------------------------------       1470
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) -- $4.19,4.19,4.19,4.20
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts --------        194,44,28,3
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36